Exhibit 10.1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SALES AUTHORIZATION RELEASE

CONTRACT: M67854-07-D-5031-18	SAR #: 10-249

MODIFICATION: 08	CONTRACT/MOD TYPE: FFP

CONTRACT MOD DATE: 08/20/10	PROGRAM MGMT POC: MIKE MARTYN

F.O.B. POINT: DESTINATION	CONTRACT POC: MIKE MIKSCHE

FP Proposal No(s): FP10-0035

DESCRIPTION: Development and Ver/Val, NRE Ver’Val of Materials, NRE ILS/CM Documentation, NRE Engineering Design, Seat Survivability Production Kits

SCOPE OF WORK:

The purpose of this modification is to revise the delivery schedule for the following:

1)            CLIN 3333AA — NRE TB Development and Ver/Val — 1 Lot

2)            CLIN 3330 — NRE Ver/Val of Materials — 1 Lot

3)            CLIN 3331 — NRE ILS/CM Documentation — 1 Lot

4)            CLIN 3332 — NRE Engineering Design — 1 Lot

5)            CLIN 3333AA — Seat Survivability Production Kits — 1,203

6)            CLIN 3333AB — Seat Survivability Production Kits — 484

7)            CLIN 3333AC — Seat Survivability Production Kits — 46

8)            CLIN 3333AD — Seat Survivability Production Kits — 213

9)

There is an increase of $64,096,792 to the DO

SPECIAL TERMS AND CONDITIONS, IF APPLICABLE:

NOTE:  Contract and Modifications are available on S:/Library/Contracts

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				J	1	13

2. AMENDMENT/MODIFICATION NO. 08			3. EFFECTIVE DATE 19-Aug-2010	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
		CODE	M67854	CODE	S1103A
6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010				7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: DIANNE ROBERTS, 2300 LAKE PARK DRIV SUITE 300 SMYNRA, GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, (INC) OTIS BYRD 9801 HWY 78 STE 3 LADSON, SC 29456-3802				☐	9A. AMENDMENT OF SOLICITATION NO.
				☐	9B. DATED (SEE ITEM 11)
				☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0018

CODE: 1EFH8			FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 23-Apr-2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.     ☐ is extended,  ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(A) Bilateral Authority.

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
43.103(a) Bilateral Agreement of Both Parties

☐	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:

The purpose of this modification is to order the following CLIN’s in support of the Seat Survivability Upgrade effort::

1. CLIN 3329 - NRE TB Development and Ver/Val

2. CLIN 3330 - NRE Ver/Val Material,

3. CLIN 3331 - NRE ILS/CM Documentation,

4. CLIN 3332 - NRE Engineering Design, and

5. CLIN 3333 - Seat Survivability Production Kits.

All remaining contract terms and conditions remain in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER TEL: EMAIL:

15B. CONTRACTOR/OFFEROR			15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
By
(Signature of person authorized to sign)				(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $64,096,792 from $62,652,782.45 to $126,749,574.45.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 3329 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3329		[***]	Lot	$	[***]	$	[***]NTE
NRE TB Development and Ver/Val
FFP

The contractor shall provide NRE for the Development, Verification and Validation of the Technical Bulletins in support of the Seat Survivability Upgrade in accordance with FPII proposal No. FP10-0135.

FOB: Destination
MILSTRIP: M6785410RC06915
PURCHASE REQUEST NUMBER: M6785410RC069150009

	MAX NET AMT					$	[***]

	ACRN					$	[***]
CIN: M6785410RC0691500090019

                Workshare Professional comparison of
interwovenSite://IMANDMS/ACTIVE/73509484/1 and
interwovenSite://IMANDMS/ACTIVE/73509484/2. Performed on 10/25/2010.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIN 3330 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3330		[***]	Lot	$	[***]	$	[***]NTE
NRE Ver/Val of Materials
FFP
The contractor shall provide NRE for the Verification and Validation of Material in support of the Seat Survivability Upgrade in accordance with FPII proposal No.FP10-0135.
FOB: Destination
MILSTRIP: M6785410RC06915
PURCHASE REQUEST NUMBER: M6785410RC069150009

	MAX NET AMT					$	[***]

	ACRN					$	[***]
CIN: M6785410RC0691500090020

CLIN 3331 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3331		[***]	Lot	$	[***]	$	[***]NTE
NRE ILS/CM Documentation
FFP
The contractor shall provide NRE for the ILS/CM Documentation efforts in support of the Seat Survivability Upgrade in accordance with FPII proposal No. FP10-0135.
FOB: Destination
MILSTRIP: M6785410RC06915
PURCHASE REQUEST NUMBER: M6785410RC069150009

	MAX NET AMT					$	[***]

	ACRN					$	[***]
CIN: M6785410RC0691500090021

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIN 3332 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3332		[***]	Lot	$	[***]	$	[***]NTE
NRE Engineering Design
FFP
The contractor shall provide NRE for the Engineering Design efforts in support of the Seat Survivability Upgrade in accordance with FPII proposal No. FP10-0135.
FOB: Destination
MILSTRIP: M6785410RC06915
PURCHASE REQUEST NUMBER: M6785410RC069150009

	MAX NET AMT					$	[***]

	ACRN					$	[***]
CIN: M6785410RC0691500090022

CLIN 3333 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3333			Each		$	[***]
Seat Survivability Production Kits
FFP
The contractor shall provide Seat Survivability Upgrade Production Kits in accordance with FPII proposal No. FP10-0135. The Unit of Issue of 1 Each is equal to 1 Kit.
FOB: Destination

	NET AMT				$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIN 3333AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3333AA		[***]	Each	$	[***]	$	[***]NTE
Seat Survivability Production Kits
FFP
The contractor shall provide Seat Survivability Upgrade Production Kits in accordance with FPII proposal No. FP10-0135. The Unit of Issue of 1 Each is equal to 1 Kit.
FOB: Destination
MILSTRIP: M6785410RC06915
PURCHASE REQUEST NUMBER: M6785410RC069150009

	MAX NET AMT					$	[***]

	ACRN					$	[***]
CIN: M6785410RC0691500090014

CLIN 3333AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3333AB		[***]	Each	$	[***]	$	[***]NTE
Seat Survivability Production Kits
FFP
The contractor shall provide Seat Survivability Upgrade Production Kits in accordance with FPII proposal No. FP10-0135. The Unit of Issue of 1 Each is equal to 1 Kit.
FOB: Destination
MILSTRIP: M6785410RC002190
PURCHASE REQUEST NUMBER: M6785410RC002190011

	MAX NET AMT					$	[***]

	ACRN					$	[***]
CIN: M6785410RC0021900110012

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIN 3333AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3333AC		[***]	Each	$	[***]	$	[***]NTE
Seat Survivability Production Kits
FFP
The contractor shall provide Seat Survivability Upgrade Production Kits in accordance with FPII proposal No. FP10-0135. The Unit of Issue of 1 Each is equal to 1 Kit.
FOB: Destination
MILSTRIP: M6785410RC00125
PURCHASE REQUEST NUMBER: M6785410RC001250008

	MAX NET AMT					$	[***]

	ACRN					$	[***]
CIN: M6785410RC0012500080005

CLIN 3333AD is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3333AD		[***]	Each	$	[***]	$	[***]NTE
Seat Survivability Production Kits
FFP
The contractor shall provide Seat Survivability Upgrade Production Kits in accordance with FPII proposal No. FP10-0135. The Unit of Issue of 1 Each is equal to 1 Kit.
FOB: Destination
MILSTRIP: M6785410RC00332
PURCHASE REQUEST NUMBER: M6785410RC003320011

	MAX NET AMT					$	[***]

	ACRN					$	[***]
CIN: M6785410RC0033200110009

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 3329:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 3330:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 3331:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 3332:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 3333:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3333AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3333AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3333AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3333AD:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item has been added to SUBCLIN 3333AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-JAN-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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The following Delivery Schedule item has been added to SUBCLIN 3333AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-JAN-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

28-FEB-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

28-FEB-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

The following Delivery Schedule item has been added to SUBCLIN 3333AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

28-FEB-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-MAR-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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The following Delivery Schedule item has been added to SUBCLIN 3333AD:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-MAR-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-MAR-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO (M/F PROJECT CODE PLR) ATTN: JOHN CRUZ BLDG 1221 DR 20 ALBANY GA 31704-0320 229-639-5902 FOB: Destination	M99933

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $48,072,594 from $62,652,782.45 to $110,725,376.45

CLIN 3329:

Funding on CLIN 3329 is initiated as follows:

ACRN:

CIN: M6785410RC0691500090019

Acctng Data: 17011096520 310 67854 067443 2D 6520C5

Total: $[***]

Cost Code: 0RC06915502A

CLIN 3330:

Funding on CLIN 3330 is initiated as follows:

ACRN:

CIN: M6785410RC0691500090020

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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Acctng Data: 17011096520 310 67854 067443 2D 6520C5

Total: $[***]

Cost Code: 0RC06915502A

CLIN 3331:

Funding on CLIN 3331 is initiated as follows:

ACRN:

CIN: M6785410RC0691500090021

Acctng Data: 17011096520 310 67854 067443 2D 6520C5

Total: $[***]

Cost Code: 0RC06915502A

CLIN 3332:

Funding on CLIN 3332 is initiated as follows:

ACRN:

CIN: M6785410RC0691500090022

Acctng Data: 517011096520 310 67854 067443 2D 6520C5

Total: $[***]

Cost Code: 0RC06915502A

SUBCLIN 3333AA:

Funding on SUBCLIN 3333AA is initiated as follows:

ACRN:

CIN: M6785410RC0691500090014

Acctng Data: 17011096520 310 67854 067443 2D 6520C5

Total: $[***]

Cost Code: 0RC06915502A

SUBCLIN 3333AB:

Funding on SUBCLIN 3333AB is initiated as follows:

ACRN:

CIN: M6785410RC0021900110012

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Acctng Data: 2102035MRAP 310 67854 067443 2D 2035MR

Total: $[***]

Cost Code: 0RC00219502C

SUBCLIN 3333AC:

Funding on SUBCLIN 3333 AC is initiated as follows:

ACRN:

CIN: M6785410RC0012500080005

Acctng Data: 5793080MRAP 310 67854 067443 2D 822230

Total: $[***]

Cost Code: 0RC0012550M2

SUBCLIN 3333AD:

Funding on SUBCLIN 3333AD is initiated as follows:

ACRN:

CIN: M6785410RC0033200110009

Acctng Data: 1701810M5XG 250 67854 067443 2D 6028C5

Total: $[***]

Cost Code: 0RC0033250N1

SECTION I — CONTRACT CLAUSES

The following has been modified:

52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)  In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $48,072,594.00 dollars.

(b)  The maximum amount for which the Government shall be liable if this contract is terminated is $64,096,792.00 dollars.

(End of clause)

252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(a) A Fixed Price Indefinite Delivery/Indefinite Quantity contract is contemplated.  The Contractor agrees to begin

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promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit firm price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows (insert target date for definitizing of the contract action and-dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

EVENT	DATE
ROM Received	28 July 2010
Proposal Received	06 Aug 2010
Bilateral UCA Modification Award	19 Aug 2010
Technical Evaluation Received	25 Aug 2010
DCAA Audit Received	23 Sep 2010
Pre-Negotiation Clearance Approved	17 Oct 2010
Negotiations Complete	12 Nov 2010
Post Negotiation Clearances Approved	17 Dec 2010
Definitive Contract Modifications Executed	31 Jan 2011

(c)  If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)  After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i)  All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)  All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii)  Any other clauses, terms, and conditions mutually agreed upon.

(2)  To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)  The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price delivery order in no event to exceed $64,096,792.00.

(End of clause)

(End of Summary of Changes)